UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 16, 2014

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (203) 272-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 17, 2014, the Board of Directors of Alexion Pharmaceuticals, Inc. increased the number of directors from 9 to 10 and appointed Mr. John T. Mollen as a director of Alexion, effective immediately. It is currently expected that Mr. Mollen will be named to the Compensation Committee. Mr. Mollen has been nominated by the Board of Directors for election at Alexion's upcoming annual meeting.
There are no transactions and no proposed transactions between Mr. Mollen (or any member of his immediate family) and Alexion (or any of its subsidiaries), and there is no arrangement or understanding between Mr. Mollen and any other person or entity pursuant to which Mr. Mollen was appointed as a director of Alexion.
Mr. Mollen will participate in Alexion's standard compensation plan for non-employee directors and an initial equity award is expected to be approved in May 2014, subject to Mr. Mollen's election to the Board at the annual meeting.

In addition, on April 17, 2014, Alexion announced that Joseph Madri and Larry Mathis, directors of Alexion Pharmaceuticals, Inc., have each decided to retire and will not stand for reelection at the upcoming 2014 Annual Meeting of Shareholders.

A copy of Alexion's press release announcing the appointment of Mr. Mollen and the retirements of Dr. Madri and Mr. Mathis is filed as an Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2014, the Board of Directors of Alexion Pharmaceuticals, Inc. amended and restated Alexion's By-Laws to eliminate the disqualification of a proposed director nominee if the nominee is party to a compensatory arrangement with, or receives compensation or other payment from, a third party in connection with such nominee’s candidacy or service. The existence of any arrangement or payment, however, must be disclosed in writing to Alexion.

The foregoing summary of the amendment to the By-Laws is qualified in its entirety by reference to the full text of the amended and restated By-laws filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

3.1    Amended and Restated By-Laws.

99.1    Press Release issued by Alexion Pharmaceuticals, Inc. on April 17, 2014.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2014	ALEXION PHARMACEUTICALS, INC.

By: /s/ Michael V. Greco
Name: Michael V. Greco
Title: Vice President of Law and Corporate Secretary